Subsequent Events	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

33. Subsequent events

Strengthening of the commercial focus through reorganization of the US business

On January 6, 2020, the company announced a new organizational structure of its US-subsidiary Biofrontera Inc. to strengthen its commercial activities in the USA.

Since then, the operating business in the USA is managed by Christopher Pearson as Chief Commercial Officer USA and Erica Monaco as Chief Financial Officer USA. Chris Pearson is responsible for Sales, Marketing and Market Access. Erica Monaco is responsible for Finance & Operations, Human Resources, Legal and Compliance. Organizationally, Biofrontera Inc. is now managed by a 4-member Board of Directors, consisting of Prof. Hermann Lübbert (Chairman) and Thomas Schaffer as non-executive board members, Chris Pearson and Erica Monaco as executive board members.

Organizational restructuring of Biofrontera and resignation of Chief Commercial Officer Christoph Dünwald

On January 31, 2020, the company announced that - following the operational reorganization of the company’s US-subsidiary Biofrontera Inc. - it has reorganized its European sales structure. As part of the restructuring of Biofrontera, Christoph Dünwald, Chief Commercial Officer (CCO), has resigned from his position to pursue new challenges.

As a result of the restructuring, Biofrontera’s worldwide sales organization now stands on two pillars: Sales and marketing in the USA, Biofrontera’s largest market, and a uniform management of all sales organizations in Europe. Dr. Matthias Naumann, who has been successfully working for the company since 2016 as Sales Manager Germany, has assumed the management of the sales organization in Europe. As Head of Sales and Marketing Europe, Mr. Naumann now manages the sales and marketing activities comprehensively across Europe.

Approval for Ameluz® label extension for the treatment of actinic keratosis on extremities and trunk/neck by the European Commission

Based on the positive assessment of the Committee for Medicinal Products for Human Use (CHMP) of the European Medicines Agency (EMA) on February 3, 2020, the European Commission granted the formal extension of approval on March 10, 2020. The extended approval of Ameluz® now also includes the treatment of mild and moderate actinic keratoses (AK) on the extremities and trunk/neck with photodynamic therapy (PDT).

In addition, the results of the follow-up phase of the clinical study comparing daylight PDT with Ameluz® and Metvix® were included in the product information (SmPC). With a recurrence rate of 19.5%, Ameluz® showed significantly lower recurrence rates after 12 months than Metvix® with 31.2%.

Subscription offers for mandatory convertible bonds

On February 26, 2020, the Management Board resolved to issue up to 1,600,000 of the 0.5% qualified subordinated mandatory convertible bonds 2020/2024 (“Bonds 2020/2024”) with a nominal value of EUR 5.00 each and a total nominal value of up to EUR 8,000,000 as well as up to 1,600,000 of the 1.00 % qualified subordinated mandatory convertible bonds 2020/2026 (“Bonds 2020/2026”) with a nominal value of EUR 5.00 each and a total nominal value of up to EUR 8,000,000.

As capital market conditions had changed as a result of the coronavirus crisis, the Management Board had resolved on March 12, 2020 to extend the subscription period for the Bonds 2020/2024 and for the Bonds 2020/2026 until March 31, 2020.

On March 23, 2020, the Management Board resolved not to offer the Bonds 2020/2024 and the Bonds 2020/2026 based on the previously determined conditions due to further substantially changed conditions since March 12, 2020 as a result of the coronavirus crisis. Both the subscription offers for the Bonds 2020/2024 and the subscription offer for the Bonds 2020/2026 were therefore withdrawn and will not be completed.

Non-binding term sheet for licensing agreement for Ameluz® in Poland with medac GmbH Sp. z o.o.

On March 13, 2020, the company signed a non-binding term sheet for an exclusive license agreement with medac GmbH Sp. z o.o., the Polish branch of medac Gesellschaft für klinische Spezialpräparate mbH, for the marketing of Ameluz® and BF-RhodoLED® in Poland.

The term sheet contains terms and conditions regarding the amount of the one-time upfront payment of around EUR 200,0000, the term of approximately 5 years, the transfer price for Ameluz® and BF-RhodoLED® as well as local regulatory responsibilities in Poland.

Licensing agreement for Ameluz® with Maruho Co., Ltd.

On March 3, 2020, the company entered into a binding term sheet (“Binding Term Sheet”) with Maruho Co, Ltd, Osaka, Japan, which sets out the main terms of a future license agreement for East Asia and Oceania. The Agreement has a term of 15 years from the start of distribution in each country covered under the Agreement. The agreement has a term of 15 years from the start of distribution in each country covered under the agreement.

Under the terms of the agreement, Maruho will obtain exclusive development and commercialization rights including the right to sublicense Ameluz® East Asia and Oceania

Maruho is, with the consent of Biofrontera, entitled to carry out its own research and development within the scope of the license. Maruho will grant to Biofrontera a free and unlimited license for the results of such research and development activities for commercialization outside the territory.

Under the terms of the agreement, Biofrontera will supply Ameluz® to Maruho at cost plus 25%, while Maruho has an obligation to use commercially reasonable efforts to develop, approve and market Ameluz® in East Asia and Oceania.

Upon signing of the licensing agreement in April 2020, Maruho will make an upfront payment to Biofrontera AG in the amount of EUR 6 million plus additional future payments subject to achievement of certain regulatory and sales milestones. Maruho will also make royalty payments at an initial rate of 6% of net sales in the countries of the territory, which will increase depending on sales volume and will be reduced should generic products become available in the respective countries.

Effects of the COVID-19 pandemic

The coronavirus pandemic, which is continuing to worsen around the world, is causing massive disruptions in global supply chains, consumer markets and the economy as a whole. As a result of the measures implemented by governments around the world, Biofrontera’s business operations is directly affected. In particular, there is a risk of a temporary and significant decline in demand for Biofrontera’s products worldwide.

On March 20, 2020, the company announced that is has adopted comprehensive measures to reduce costs during the global COVID-19 pandemic. As such, Biofrontera has implemented short-time work for all employees in Germany. Similar measures were implemented at its subsidiaries in Spain and the UK. Biofrontera Inc., the US-based wholly owned subsidiary, also initiated substantial cost cutting measures by significantly reducing its workforce and implementing a mandatory furlough program, under which all employees will be required to take temporary periods of unpaid time off. In addition, the members of the Management Board of Biofrontera AG as well as the management of Biofrontera Inc. are voluntarily waiving a substantial portion of their salaries until further notice.

While these cost-cutting measures are in place, the company ensures full medical and financial regulatory compliance and continuous disclosure of its business is maintained at all time.

The Biofrontera Group may not be able to meet existing or future payment obligations due to insufficient availability of cash and cash equivalents. To date, the Biofrontera Group has been able to meet its payment obligations at all times and has always succeeded in providing the necessary financing for its business operations through equity or debt funding. The company is sufficiently financed due to the drawdown of several tranches totaling EUR 15 million from the European Investment Bank loan as well as the one-time down payment in the amount of EUR 6 million from the licensing agreement with Maruho signed in April 2020. The planned capital measure for March 2020 with a maximum total of up to EUR 16 million had to be cancelled due to the turmoil on the capital markets as a result of the Corona crisis.

In order to finance its business operations for a further 12 months and beyond, Biofrontera is dependent on an additional capital measure of at least EUR 5 million by no later than the end of the 2020 financial year. The Management Board expects, based on the assumption that the general economic conditions will normalize and based on the consistently successful track record with capital measures to date, that the required liquidity for the business can be ensured in the future. However, should this no longer be possible due to a continuing crisis caused by the COVID 19 pandemic, this would pose a threat to the going concern status of the Biofrontera Group.

Should the worldwide COVID-19 pandemic last longer than expected, it could lead to a drastic decline in liquidity of the Biofrontera Group due to significantly reduced sales, despite the cost reduction measures that have been introduced, and also render further access to financing on the capital market impossible. However, the Management Board currently assumes that following the end of the current crisis, it will once again be possible to successfully implement appropriate capital measures.

The current uncertain business outlook due to the COVID-19 pandemic may also affect the future valuation of certain assets and liabilities of the company. Lower sales of XepiTM may lead to a different evaluation of the medium-term sales and earnings prospects for XepiTM and consequently to a revaluation of the value of the XepiTM license on the balance sheet. The purchase price liability to Maruho for future profits from the sale of Xepi ™ is subject to market risk (earn-out) and depends on the amount of profits generated. Furthermore, in the event of a prolonged decline in business activity, the shelf life of already produced Ameluz® tubes may expire and inventories may have to be destroyed.

No subsequent events subject to mandatory reporting occurred after the balance sheet date.